SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






         Date of report (Date of earliest event reported)   July 18, 1997



                                THE TALBOTS, INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



    Delaware                     1-12552                    41-1111318
    --------                     -------                    -----------
(State or Other Jurisdiction    (Commission               (I.R.S. Employer
    of Incorporation)            File Number)              Identification No.)



175 Beal Street, Hingham, Massachusetts      02043
---------------------------------------      -----
(Address of Principal Executive Offices)     (Zip Code)



Registrant's telephone number, including area code (617)749-7600



                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.


         On July 18, 1997, Deloitte and Touche LLP amended its consent which was filed with the Form 10-K of The Talbots, Inc. and its subsidiaries (the "Registrant") for the year ended February 1, 1997 to include reference to the Form S-8 filed by the Registrant on June 10, 1996 (Registration Number 333-05643).




Item 7.  Exhibits.

The following exhibit is filed as part of this Report:



Exhibit
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23.1       Independent Auditors' Consent dated as of July 18, 1997

                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July  24, 1997


                                      THE TALBOTS, INC.



                                      By:   /S/ EDWARD L. LARSEN
                                         -----------------------------------
                                         Edward L. Larsen
                                         Senior Vice President, Finance, and
                                         Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

(23)     Consent of Experts and Counsel

           23.1        Independent Auditors' Consent dated as of July 18, 1997